UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2013
(Date of Report (Date of Earliest Event Reported))

United Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

205 E. Chicago Boulevard, Tecumseh, MI  49286
(Address of principal executive offices)

(517) 423-8373
(Registrant's telephone number including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

United Bancorp, Inc. (the "Company") will hold its annual meeting of shareholders on Tuesday, May 7, 2013, at 4:30 p.m. local time. At the meeting, the shareholders will consider and vote on (1) election of three directors; (2) advisory approval of the Company's executive compensation; (3) advisory vote on the frequency of advisory approval of executive compensation; and (4) ratification of the appointment of BKD, LLP as independent auditors. The Company will also conduct such other business as may properly come before the meeting.

The Company is making this meeting accessible to the public by telephone on a listen-only basis. Anyone interested in the meeting may access the meeting on a live basis by dialing toll-free 1-877-668-4493 and entering 667 565 065 for the event number. Call-in information is also available on the Company's website at www.ubat.com.

The slide presentation prepared by the Company for the annual meeting of shareholders can be accessed during the meeting at https://ubatevents.webex.com/ubatevents/onstage/g.php?t=a&d=667565065. The presentation will also be available on the Company's website at www.ubat.com beginning on May 7, 2013 and continuing through May 17, 2013.

This Report is furnished to, and not filed with, the Commission.

Forward Looking Statements

It is anticipated that some of the information presented at the annual meeting will contain forward-looking statements. Forward-looking statements may be identified by words or phrases such as "plan" or "strategy"; that an event or trend "may", "should", "will", "is likely", or is "probably" to occur or "continue", has "begun" or "is scheduled" or that the Company or its management "anticipates", "believes", "estimates", "plans", "forecasts", "intends", "predicts", "projects", or "expects" a particular result, or is "committed", "confident", or "optimistic" that an event will occur, or other words or phrases such as "ongoing", "future", "signs", "efforts", "tend", "exploring", "appearing", "until", "near term", "going forward", "starting" and variations of such words and similar expressions.  Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements may include, among others, statements related to trends in our credit quality metrics, real estate valuation, future levels of non-performing loans, the rate of asset dispositions, dividends, future growth and funding sources, future liquidity levels, future charge-off levels, future profitability levels, the effects on earnings of changes in interest rates and the future level of other revenue sources. All information concerning interest rate sensitivity is forward-looking. Accounting estimates, including, among others, determination of the provision and allowance for loan losses and the carrying value of mortgage servicing rights, deferred tax assets, other real estate owned, and investment securities (including whether any impairment is temporary or other than temporary and the amount of any impairment) involve judgments that are inherently forward-looking.

These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. United Bancorp, Inc. does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. Risk factors include, but are not limited to, the risk factors described in "Item 1A – Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2012. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancorp, Inc. (Registrant)
By:

Date: May 2, 2013	/s/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer